UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 31, 2015, SolarCity Corporation (the “Company) initiated the offer and sale of the following new series of Solar Bonds (the “Offered Series”) pursuant to the Company’s previously announced Solar Bond Program.  The Solar Bonds of each Offered Series will mature on the date, and bear interest at a rate, as set forth in the table below.  The Company will initially offer an aggregate principal amount of each Offered Series up to the maximum principal amount set forth in the table below.  However, the Company may increase the maximum principal amount of any Offered Series offered by the Company from time to time, in its sole discretion.

Title of Series of Solar Bonds	Maturity Date	Interest Rate	Initial Maximum Principal Amount
2.00% Solar Bonds, Series 2015/17-1	July 31, 2016	2.00%	$5,000,000
3.00% Solar Bonds, Series 2015/18-3	July 31, 2018	3.00%	$5,000,000
4.00% Solar Bonds, Series 2015/19-5	July 31, 2020	4.00%	$5,000,000
5.00% Solar Bonds, Series 2015/20-10	July 31, 2025	5.00%	$5,000,000
5.75% Solar Bonds, Series 2015/21-15	July 31, 2030	5.75%	$5,000,000

  Each Offered Series will be issued pursuant to an indenture, dated as of October 15, 2014 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to such Offered Series (each, a “Supplemental Indenture”).

The Solar Bonds will be senior unsecured obligations of the Company.  In addition, the occurrence of certain events will result in an “Event of Default” with respect to the Solar Bonds, which may result in the acceleration of the maturity of the Solar Bonds.  For a description of (i) the ranking of the Solar Bonds as compared to other indebtedness of the Company, (ii) the types of events that would give rise to an Event of Default, and (iii) the rights of the Trustee or holders upon the occurrence of an Event of Default, see “Item 1.01. Entry into a Material Definitive Agreement ‒ Solar Bonds Program” in our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 15, 2014.  The description of these terms in such previously filed Form 8-K is specifically incorporated by reference herein.

The summary of the foregoing transactions is qualified in its entirety by reference to the text of the Base Indenture and each Supplemental Indenture, and the related Forms of Solar Bonds, which are included as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11 hereto and are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	Ninety-Second Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 2.00% Solar Bonds, Series 2015/17-1.
4.3	Ninety-Third Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 3.00% Solar Bonds, Series 2015/18-3.
4.4	Ninety-Fourth Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 4.00% Solar Bonds, Series 2015/19-5.
4.5	Ninety-Fifth Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 5.00% Solar Bonds, Series 2015/20-10.
4.6	Ninety-Sixth Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 5.75% Solar Bonds, Series 2015/21-15.

4.7	Form of 2.00% Solar Bonds, Series 2015/17-1 (included in Exhibit 4.2 hereto).
4.8	Form of 3.00% Solar Bonds, Series 2015/18-3 (included in Exhibit 4.3 hereto).
4.9	Form of 4.00% Solar Bonds, Series 2015/19-5 (included in Exhibit 4.4 hereto).
4.10	Form of 5.00% Solar Bonds, Series 2015/20-10 (included in Exhibit 4.5 hereto).
4.11	Form of 5.75% Solar Bonds, Series 2015/21-15 (included in Exhibit 4.6 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad W. Buss
Brad W. Buss
Date: July 31, 2015		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of October 15, 2014, by and between the Company and the Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form S-3 (File No. 333-199321), filed with the Securities and Exchange Commission on October 15, 2014).

4.2	Ninety-Second Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 2.00% Solar Bonds, Series 2015/17-1.
4.3	Ninety-Third Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 3.00% Solar Bonds, Series 2015/18-3.
4.4	Ninety-Fourth Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 4.00% Solar Bonds, Series 2015/19-5.
4.5	Ninety-Fifth Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 5.00% Solar Bonds, Series 2015/20-10.
4.6	Ninety-Sixth Supplemental Indenture, dated as of July 31, 2015, by and between the Company and the Trustee, related to the Company’s 5.75% Solar Bonds, Series 2015/21-15.
4.7	Form of 2.00% Solar Bonds, Series 2015/17-1 (included in Exhibit 4.2 hereto).
4.8	Form of 3.00% Solar Bonds, Series 2015/18-3 (included in Exhibit 4.3 hereto).
4.9	Form of 4.00% Solar Bonds, Series 2015/19-5 (included in Exhibit 4.4 hereto).
4.10	Form of 5.00% Solar Bonds, Series 2015/20-10 (included in Exhibit 4.5 hereto).
4.11	Form of 5.75% Solar Bonds, Series 2015/21-15 (included in Exhibit 4.6 hereto).
5.1	Opinion of K&L Gates LLP, relating to the validity of the Offered Series.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).